Income taxes (FY)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes
Note 13- Income taxes

For the three months ended March 31, 2021, and March 31, 2020, the Company recorded no income tax expense. For the three months ended March 31, 2021 and March 31, 2020, the Company’s effective tax rate was 0%. The Company’s effective tax rate of 0% differs from the United States federal statutory rate of 21% primarily because the Company’s losses have been fully offset by a valuation allowance due to uncertainty of realizing the tax benefit of net operating losses ("NOLs”) for the three months ended March 31, 2021, and year ended December 31, 2020.

The Company’s deferred tax assets attributed to net operating loss carryforwards begin to expire in 2027. The ultimate realization of deferred taxes is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. On the basis of management’s assessment, a valuation allowance equal to the net deferred tax assets was recorded since it is more likely than not that the deferred tax assets will not be realized.

The Company has no accrued interest and penalties related to uncertain income tax positions. We do not anticipate that the amount of unrecognized tax benefits will significantly increase or decrease within the next twelve months. As of March 31, 2021 and December 31, 2020, the Company did not have any significant uncertain tax positions.

The Company’s income tax returns generally remain open for examination for three years from the date filed with each taxing jurisdiction.

Note 18 – Income taxes

For the years ended December 31, 2020 and 2019, the Company recorded no current or deferred income tax expense. The Company’s effective tax rate of 0% differs from the United States federal statutory rate of 21% primarily because the Company’s losses have been fully offset by a valuation allowance due to uncertainty as to the realization of the tax benefit of net operating losses (“NOLs”) for the years ended December 31, 2020 and 2019.

The following table is a reconciliation of the components that caused our provision for income taxes to differ from amounts computed by applying the United States federal statutory rate of 21% (in thousands):

	Years Ended December 31,
	2020		2019
Statutory U.S. Federal income tax	$(12,482)	21.0%	$(38,760)	21.0%
State income taxes, net	(1,720)	2.9%	(818)	0.4%
LLC income not taxed	—	—%	2,376	(1.3%)
Loss on acquisitions	—	—%	29,051	(15.7%)
Change in valuation allowance	8,811	(14.8%)	7,892	(4.3%)
Warrant valuation	4,763	(8.0)%	19	—%
Tax effect of non-deductible warrant expense	2,000	(3.4)%	—	—%
Return to provision adjustment	(1,571)	2.6%	—	—%
Other	199	(0.3)%	240	0.1%
Total provision	$—	0%	$—	0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2020	2019
Deferred income tax assets:
Net operating loss carryforwards	$11,185	$8,503
ROU assets	81	—
Share-based compensation	5,728	2,493
Inventory	212	—
Other assets	2,595	301
Gross deferred tax assets	19,801	11,297
Valuation allowance	(16,724)	(7,913)
Net deferred tax assets	$3,077	$3,384
Deferred income tax liabilities:
Inventory	—	(137)
Operating lease liabilities	(79)	—
Intangibles	(2,998)	(3,247)
Deferred tax assets, net of valuation allowance	$—	$—

As of December 31, 2020, the Company had a deferred tax asset (before valuation allowance) recorded on gross federal and state net operating loss carryforwards of approximately $44.0 million and $42.5 million, respectively. The net operating losses will begin to expire in 2027.

The Internal Revenue Code, as amended (“IRC”), imposes restrictions on the utilization of NOLs and other tax attributes in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use pre-change NOLs may be limited as prescribed under IRC Section 382. Events which may cause limitation in the amount of the NOLs and credits that can be utilized annually include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period.

Under ASC 805, “Business Combinations”, an acquirer should recognize, and measure deferred taxes arising from assets acquired and liabilities assumed in a business combination in accordance with ASC 740. The 2019 financial statement loss includes losses that will not result in future deferred tax assets and therefore these losses are excluded.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets in the future. A significant piece of objective negative evidence evaluated was the cumulative loss incurred through the years ended December 31, 2020 and 2019. Such objective evidence limits the ability to consider other subjective positive evidence such as current year taxable income and future income projections. On the basis of this evaluation, as of December 31, 2020, a valuation allowance of $16.7 million was recorded since it is more likely than not that the deferred tax assets will not be realized.

Changes in valuation allowance are as follows (in thousands):

	Years Ended December 31,
	2020	2019
Valuation allowance, at beginning of year	$7,913	$—
Increase in valuation allowance	8,811	7,892
Halo Acquisition	—	21
Valuation allowance, at end of year	$16,724	$7,913

The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. The Company does not expect the impact to be material.

As of December 31, 2020 and 2019, the Company had no accrued interest and penalties related to uncertain income tax positions. The Company does not anticipate that the amount of unrecognized tax benefits will significantly increase or decrease within the next twelve months. As of December 31, 2020 and 2019, the Company does not have any significant uncertain tax positions. If incurred, the Company would classify interest and penalties on uncertain tax positions as income tax expense.

The Company is subject to taxation in the United States federal and various state jurisdictions. The Company is not currently under audit by any taxing authorities. The Company remains open to examination by tax jurisdictions for tax years beginning with the 2017 tax year for Federal and 2016 for states. Federal and state net operating losses are subject to review by taxing authorities in the year utilized.

For the period ended May 6, 2019, the Company was a limited liability company, taxed as a partnership. Thus, all of the Company’s income and losses flowed through to the owners. The company converted to a C-corporation, subject to income tax on May 6, 2019, the date of the May Acquisitions.